Exhibit 10.2

Huntington Bancshares Incorporated Consolidated May 2012 Stock Grant Agreement

CONSOLIDATED 2012 STOCK GRANT AGREEMENT

Employee Name:

Number of Incentive Stock Options Subject to Grant:

Number of Non-Qualified Stock Options Subject to Grant:

Number of Restricted Stock Units Subject to Grant:

Target Number of Performance Share Units Subject to Grant:

Date of Grant/Award:	May 1, 2012

Closing Price on Grant Date:	$6.77

This consolidated agreement pertains only to stock grants indicated above with grant date effective on May 1, 2012. The format of this consolidated agreement is based on individual grant agreements in their standard formats; however, only one signature is required for acceptance of all grants under this agreement. Terms and conditions not specifically outlined in the Incentive Stock Option Grant Agreement, Non-Qualified Stock Option Grant Agreement, Restricted Stock Unit Grant Agreement, and Performance Share Unit Grant Agreement sections can be found in the Company’s 2012 Long-Term Incentive Plan (the “Plan”), which is the governing Plan document.

INCENTIVE STOCK OPTION GRANT AGREEMENT

The Company, by authority of the Compensation Committee of the Board of Huntington Bancshares Incorporated, grants to the employee, named in the box above (the “Employee”), a grant of the number of stock options identified above to be issued in accordance with all of the terms and conditions set forth in this consolidated agreement and the Plan.

Huntington Bancshares Incorporated Consolidated May 2012 Stock Grant Agreement

This option has been granted from the Huntington Bancshares Incorporated 2012 Long-Term Incentive Plan (“the Plan”), effective as of May 1, 2012, and, except as otherwise provided herein, will vest in equal increments on each May 1 of the years 2013 through 2015 provided, however, that the number of Incentive Stock Option Shares that vest and the number of Non-Qualified Stock Option Shares that vest may vary due to Internal Revenue Code limits on the number of Incentive Stock Option shares that may vest in any one year. In the event that the employment of the Employee is terminated for reasons other than death, Disability, or Retirement before the third anniversary of the Date of Grant (May 1, 2015), this Incentive Stock Option shall vest and be exercisable in accordance with Section 6.6 of the Plan. This generally means that the rights under each Incentive Stock Option shall be forfeited and any vested Incentive Stock Option shall terminate upon the earlier of (1) the expiration of such option, or (2) sixty (60) days after the Employee’s termination of employment, unless such termination of employment was for Cause. If the Employee’s employment is terminated for Cause, the rights under each then outstanding option granted to the Employee shall immediately terminate. Notwithstanding the foregoing, in the event of the Employee’s Retirement before the third anniversary of the Date of Grant (May 1, 2015), the vested Incentive Stock Option Shares shall remain exercisable through the expiration date described below, and the unvested Incentive Stock Option Shares shall be immediately forfeited. In the event that the Employee’s employment is terminated by reason of death or Disability, or if the Employee dies or becomes Disabled after Retirement, all such outstanding Incentive Stock Options shall become exercisable in full, and the Employee or (in the case of the Employee’s death) the executor or administrator of such Employee’s estate or a person or persons who have acquired the Incentive Stock Options directly from the Employee by bequest, inheritance, or by reason of written designation as a beneficiary on a form proscribed by the Company, shall have until the earlier of (i) the expiration dates of this Incentive Stock Option or (ii) thirteen (13) months after the Employee’s date of death or Disability, to exercise such Options. Further notwithstanding any provision herein to the contrary, in the event of a Change in Control, all outstanding Incentive Stock Option Shares shall become immediately and fully vested and exercisable, and they shall remain exercisable through the expiration date described below. This option will expire at midnight on April 30, 2019, or upon such earlier expiration date as provided in the Plan, and shall not be exercisable thereafter. The option price of this grant is equal to the Fair Market Value (the closing price) as quoted on the NASDAQ Global Select Market per share as specified in the Plan on May 1, 2012.

This option may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by the Employee, other than by will or by the laws of descent and distribution. Further, this Incentive Stock Option shall be exercisable during his or her lifetime only by the Employee.

Notwithstanding any provision to the contrary, in the event of the Retirement of the Employee, each then outstanding vested Incentive Stock Option not exercised within three (3) months of termination of employment shall automatically convert to Nonqualified Stock Option.

This option is subject to acceptance of all the terms, conditions and limitations of the Plan, including Article 19 with respect to forfeitures. The Plan may be amended from time to time, including but not limited to provisions on tax withholding and forfeiture. This option is subject to such rules and regulations that the Compensation Committee may adopt for administration of the Plan, and to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

NON-QUALIFIED STOCK OPTION GRANT AGREEMENT

The Company, by authority of the Compensation Committee of the Board of Huntington Bancshares Incorporated, grants to the employee named in the box above (the “Employee”), a grant of the number of stock options identified above to be issued in accordance with all of the terms and conditions set forth in this Stock Option Grant Agreement and the Plan.

Huntington Bancshares Incorporated Consolidated May 2012 Stock Grant Agreement

This option has been granted from the Huntington Bancshares Incorporated 2012 Long-Term Incentive Plan (“the Plan”), effective as of May 1, 2012, and, except as otherwise provided herein, will vest in equal increments on each May 1 of the years 2013 through 2015. In the event that the employment of the Employee is terminated for reasons other than death, Disability, or Retirement before the third anniversary of the Date of Grant (May 1, 2015), this Nonqualified Stock Option shall vest and be exercisable in accordance with Section 6.6 of the Plan. This generally means that the rights under each Nonqualified Stock Option shall be forfeited and any vested Nonqualified Stock Option shall terminate upon the earlier of (1) the expiration of such option, or (2) sixty (60) days after the Employee’s termination of employment, unless such termination of employment was for Cause. If the Employee’s employment is terminated for Cause, the rights under each then outstanding option granted to the Employee shall immediately terminate. Notwithstanding the foregoing, in the event of the Employee’s Retirement before the third anniversary of the Date of Grant (May 1, 2015), the vested Nonqualified Stock Option Shares shall remain exercisable through the expiration date described below, and the unvested Nonqualified Stock Option Shares shall be immediately forfeited. In the event that the Employee’s employment is terminated by reason of death or Disability, or if the Employee dies or becomes Disabled after Retirement, all such outstanding Nonqualified Stock Options shall become exercisable in full, and the Employee or (in the case of the Employee’s death) the executor or administrator of such Employee’s estate or a person or persons who have acquired the Nonqualified Stock Options directly from the Employee by bequest, inheritance, or by reason of written designation as a beneficiary on a form proscribed by the Company, shall have until the earlier of (i) the expiration dates of this Nonqualified Stock Option or (ii) thirteen (13) months after the Employee’s date of death or Disability, to exercise such Options. Further notwithstanding any provision herein to the contrary, in the event of a Change in Control, all outstanding Nonqualified Stock Option Shares shall become immediately and fully vested and exercisable, and they shall remain exercisable through the expiration date described below. This option will expire at midnight on April 30, 2019, or upon such earlier expiration date as provided in the Plan, and shall not be exercisable thereafter. The option price of this grant is equal to the Fair Market Value (the closing price) as quoted on the NASDAQ Global Select Market per share as specified in the Plan on May 1, 2012.

This option may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by the Employee, other than by will or by the laws of descent and distribution.

This option is subject to acceptance of all the terms, conditions and limitations of the Plan, including Article 19 with respect to forfeitures. The Plan may be amended from time to time, including but not limited to provisions on tax withholding and forfeiture. This option is subject to such rules and regulations that the Compensation Committee may adopt for administration of the Plan, and to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

RESTRICTED STOCK UNIT GRANT AGREEMENT

THIS RESTRICTED STOCK UNIT GRANT AGREEMENT (this “Agreement”) is made as of the date in the box above labeled “Date of Grant” by Huntington Bancshares Incorporated, a Maryland corporation and its subsidiaries (the “Company”), and is hereby communicated to the employee named in the box above (the “Employee”). Undefined capitalized terms used in this Agreement shall have the meanings set forth in the Company’s 2012 Long-Term Incentive Plan as may be amended from time to time (the “Plan”).

Huntington Bancshares Incorporated Consolidated May 2012 Stock Grant Agreement

WHEREAS, the Company maintains the Plan.

WHEREAS, pursuant to Article 8 of the Plan, the Committee may grant awards of Restricted Stock Units to employees, and have such grants settled in shares of the Company’s common stock, without par value (“Shares”).

WHEREAS, the Company desires to compensate the Employee with a grant of Restricted Stock Units for the Employee’s future services to the Company.

NOW, THEREFORE, in consideration of the premises, the Company grants the Employee an Award of Restricted Stock Units under the following terms and conditions:

1. Grant of Restricted Stock Units.

The Company, by authority of the Committee, hereby grants to the Employee an Award of the number of Restricted Stock Units identified above (the “Grant”) to be issued in accordance with all of the terms and conditions set forth in this Agreement and the Plan. The Restricted Stock Units will be a bookkeeping entry (the “RSU Account”), and each Restricted Stock Unit shall be equivalent to one Share. All terms and conditions set forth in the Plan are deemed to be incorporated herein in their entirety.

2. Employee Accounts.

The number of Restricted Stock Units granted pursuant to this Agreement shall be credited to the Employee’s RSU Account. Each RSU Account shall be maintained on the books of the Company until full payment of the balance thereof has been made to the Employee (or the Employee’s beneficiaries if the Employee is deceased). No funds shall be set aside or earmarked for any RSU Account, which shall be purely a bookkeeping device.

3. Vesting Provisions.

(a) Except as provided in this Agreement, if the Employee is continuously employed by the Company through the third anniversary of the Date of Grant (May 1, 2015), all of the Employee’s Restricted Stock Units in the Employee’s Restricted Stock Unit Account will vest.

(b) If the Employee has not previously made or does not make an election to defer the receipt of Shares under this Agreement, then notwithstanding any provisions of this Agreement to the contrary, subparagraph (b)(1) below shall apply with respect to vesting of the Participant’s RSU Account. If the Employee has previously elected or subsequently elects to defer the receipt of Shares under this Agreement, then notwithstanding any provisions of this Agreement to the contrary, subparagraph (b)(2) below shall apply with respect to vesting of the Participant’s RSU Account.

Huntington Bancshares Incorporated Consolidated May 2012 Stock Grant Agreement

(1) Vesting for Non-Deferred Shares. If the Employee has not previously made or does not make an election to defer the receipt of Shares under this Agreement, and if, on or after the date that is six months after the Date of Grant (November 1, 2012), and before the third anniversary of the Date of Grant (May 1, 2015), the Employee’s employment or service with the Company terminates because of a Permitted Termination, the Employee shall vest in a prorated number of Shares (with any fractional Shares rounded up to the next whole number) equal to the number of Restricted Stock Units subject to Grant times a fraction. The numerator of the fraction shall be the number, which in no event shall be greater than 36, of all full and partial months (with partial months being counted as full months) that passed beginning with the month that contains the Date of Grant and ending with the month in which the Employee’s termination occurred. The denominator of the fraction shall be 36. For purposes of this Agreement, a “Permitted Termination” means (i) the Employee’s employment or service with the Company terminates due to Retirement, Disability, or death or (ii) the Company terminates the Employee without Cause (as defined in Section 2.5 of the Plan).

(2) Vesting for Deferred Shares. If the Employee has not previously made or subsequently elects to make an election to defer the receipt of Shares under this Agreement, and if, on or after the date that is thirteen months after the Date of Grant (June 1, 2013), and before the third anniversary of the Date of Grant (May 1, 2015), the Employee’s employment or service with the Company terminates because of a Permitted Termination (except six months in cases of death), the Employee shall vest in a prorated number of Shares (with any fractional Shares rounded up to the next whole number) equal to the number of Restricted Stock Units subject to Grant times a fraction. The numerator of the fraction shall be the number, which in no event shall be greater than 36, of all full and partial months (with partial months being counted as full months) that passed beginning with the month that contains the Date of Grant and ending with the month in which the Employee’s termination occurred. The denominator of the fraction shall be 36. Additional information relating to the Employee’s eligibility to defer receipt of Shares is contained in Section 7 of this Agreement.

4. Forfeiture Provisions.

(a) If, before the third anniversary of the Date of Grant (May 1, 2015), the Employee’s employment or service with the Company is terminated for any reason other than a Permitted Termination, all of the Employee’s unvested RSUs and any cash dividends shall be forfeited.

(b) Notwithstanding any provision of this Agreement to the contrary, if the Company is required to restate any of its financial statements because of a material financial reporting violation, the Company shall recover the amount of the Grant in excess of what the Grant would have been under the Company’s restated financial statements, or such other amount required under the Dodd-Frank Wall Street Reform and Consumer Protection Act and any guidance thereunder (the “Dodd-Frank Act”). The Company may recover this amount from any current or former Employee who received a payment under this Plan during the three-year period preceding the date on which the restatement is required, or from any other individual specified in the Dodd-Frank Act. In addition, if the Committee determines that the Employee (1) took unnecessary or excessive risk, (2) manipulated earnings, or (3) engaged in any misconduct described in the Huntington Bancshares Incorporated Recoupment Policy (the “Recoupment Policy”), the Committee may cause the Employee to forfeit all unvested RSUs and require repayment of any amount previously paid under this Agreement in accordance with the terms of the Recoupment Policy, any other applicable policy of the Company, and any other applicable laws and regulations.

Huntington Bancshares Incorporated Consolidated May 2012 Stock Grant Agreement

(c) This RSU grant is subject to acceptance of all the terms, conditions and limitations of the Plan. The Plan may be amended from time to time, including but not limited to provisions on tax withholding and forfeiture. This RSU grant is subject to such rules and regulations that the Compensation Committee may adopt for administration of the Plan, and to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

5. Change in Control.

Notwithstanding any provision to the contrary, upon the occurrence of a Change in Control that occurs on or after the date that is six months after the Date of Grant (November 1, 2012), the Employee shall become immediately vested in 100% of the Restricted Stock Units and any related cash dividends with respect to such Restricted Stock Units in the Employee’s RSU Account.

6. Issuance of Stock.

The Company, or its transfer agent, will convert the Restricted Stock Units in the Employee’s RSU Account into Shares and deliver the total number of Shares due to the Employee within 60 days after the date the Restricted Stock Units vest or as soon as administratively possible after such date, except as otherwise provided in Section 13 below. However, notwithstanding any provision to the contrary, if, in the reasonable determination of the Company, an Employee is a “specified employee” for purposes of Section 409A of the Internal Revenue Code of 1986, as amended, and the guidance promulgated thereunder (“Code Section 409A”), then, if necessary to avoid the imposition on the Employee of excise tax and interest under Code Section 409A, the Company shall not deliver the Shares otherwise payable upon the Employee’s termination and separation of service until the date that is 30 days after 6 months following the Employee’s termination and separation of service from the Company. The delivery of the Shares shall be subject to payment of the applicable withholding tax liability as set forth in Section 8. If the Employee dies before the Company has distributed any portion of the vested Restricted Stock Units, the Company will transfer any Shares payable with respect to the vested Restricted Stock Units in accordance with the Employee’s written beneficiary designation or to the Employee’s estate if no written beneficiary designation is provided. If the Employee did not have a will, any Shares payable with respect to the vested Restricted Stock Units will be distributed in accordance with the laws of descent and distribution.

Huntington Bancshares Incorporated Consolidated May 2012 Stock Grant Agreement

7. Election to Defer Receipt of Shares.

If the Employee is eligible to participate in the Huntington Bancshares Incorporated Executive Deferred Compensation Plan, or any successor thereto (the “Deferred Compensation Plan”), the Employee may defer the receipt of Shares relating to the RSUs beyond the vesting date under the rules and procedures established by the Company under the Deferred Compensation Plan. The Employee’s election to defer receipt of such Shares shall be made on a form provided by the Company, which shall specify the amount of Shares to be deferred and the distribution date for such Shares. The Employee may elect to defer receipt of such Shares until the earlier of: (i) the date of the Employee’s Separation from Service, (ii) the date of the Employee’s Retirement, or (iii) the Employee’s specified date of payment. Elections to defer will be come irrevocable in accordance with the terms of the Deferred Compensation Plan and with Code Section 409A. Notwithstanding anything to the contrary in this Agreement, Shares will not be issued and the Employee shall have no voting rights of a stockholder in the Company to the extent that the Employee has elected to defer the issuance and receipt of such Shares; provided, however, that the Employee shall continue to receive dividend equivalent credits during the period of deferral credited to the RSU Account at such times as provided in this Agreement. Any deferral election made with respect to such Shares will subject the Employee to the vesting provisions of Section 3(b)(2) of this Agreement.

8. Withholding Taxes.

The Company shall have the power and the right to deduct or withhold, or require the Employee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Agreement.

9. Non-transferability of Grant.

During any Period(s) of Restriction, the Employee shall have no right to transfer, sell, pledge, assign, or hypothecate, other than by will or the laws of descent and distribution, any rights with respect to the Employee’s Award of RSUs. No RSU shall be subject to execution, attachment, or similar process.

10. Employee’s Rights Unsecured.

The right of the Employee or his or her beneficiary to receive a distribution hereunder shall be an unsecured claim against the general assets of the Company, and neither the Employee nor his or her beneficiary shall have any rights in or against any amounts credited to the Employee’s RSU Account or any other specific assets of the Company. All amounts credited to the Employee’s RSU Account shall constitute general assets of the Company and may be disposed of by the Company at such time and for such purposes, as it may deem appropriate.

Huntington Bancshares Incorporated Consolidated May 2012 Stock Grant Agreement

11. No Voting Rights as Stockholder.

Until the Restricted Stock Units have vested and Shares have been issued, Employee shall not have any voting rights as a stockholder of the Company with respect to the Restricted Stock Units.

12. Dividends.

To the extent that cash dividends are paid on Shares after the Date of Grant and before the date the Employee receives the Shares subject to this Grant, the Employee shall receive credits of cash in a dividend bookkeeping account (the “Dividend Account”). Such cash credits shall be equal in value (based on the reported dividend rate on the date dividends were paid) to the amount of dividends paid on the Shares represented by the Restricted Stock Units in the Employee’s RSU Account. The Employee shall vest in the cash in the Dividend Account in accordance with Section 3 of the Agreement in the same manner that the Employee vests in the Restricted Stock Units held in the RSU Account. On the date that the Employee receives a distribution of Shares from the RSU Account (provided that such date is at least six months after the Date of Grant), the Employee shall also receive a distribution of the cash in the Dividend Account.

13. Capital Adjustment Provisions.

In the event of a stock split, stock dividend, spin off, merger, or other event described in Section 4.3 of the Plan, the number of Restricted Stock Units in the Employee’s RSU Account shall be adjusted in accordance with the provisions of Section 4.3 of the Plan.

14. Securities Law Compliance.

The delivery of all or any of the Shares shall only be effective at such time that the issuance of such Shares will not violate any state or federal securities or other laws. The Company is under no obligation to effect any registration of Shares under the Securities Act of 1933 or to effect any state registration or qualification of the Shares. The Company may, in its sole discretion, delay the delivery of the Shares or place restrictive legends on such Shares in order to ensure that the issuance of any Shares will be in compliance with federal or state securities laws and the rules of the NASDAQ Global Select or any other exchange upon which the Company’s common stock is traded. If the Company delays the delivery of the Shares in order to ensure compliance with any state or federal securities or other laws, the Company shall deliver the Shares at the earliest date at which the Company reasonably believes that such delivery will not cause such violation, or at such other date that may be permitted under Code Section 409A.

15. Plan Governs.

The Grant is made under the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern. A copy of the Plan is available upon request by contacting the Human Resources Department at the Company’s executive offices.

Huntington Bancshares Incorporated Consolidated May 2012 Stock Grant Agreement

16. No Right to Continued Employment.

The Employee understands and agrees that this Agreement does not impact in any way the right of the Company to terminate or change the terms of the employment of Employee at any time for any reason whatsoever, with or without Cause, nor confer upon any right to continue in the employ of the Company.

17. Addresses for Notices.

Any notice to be given to the Company under the terms of this Agreement shall be addressed to the Company, in care of the Compensation Director, at Huntington Bancshares Incorporated, Huntington Center, HC0318, 41 S. High Street, Columbus, Ohio 43287, or at such other address as the Company may hereafter designate in writing. Any notice to be given to the Employee shall be addressed to the Employee at the address maintained on the books and records of the Company.

18. Captions.

Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Notice.

19. Notice Severable.

In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

20. Expenses.

Costs of administration of the terms and conditions of this Agreement will be paid by the Company.

21. Governing Law / Compliance with Applicable Law.

The terms and conditions of this Agreement shall be governed by the laws of the State of Ohio, except to the extent preempted by federal law.

22. Entire Notice; Amendment; Code Section 409A Provisions.

This Agreement and the Plan contain the terms and conditions with respect to the subject matter hereof and supersede any previous agreements, written or oral, relating to the subject matter hereof. This Agreement shall be interpreted in accordance with Code Section 409A. This Agreement shall be deemed to be modified to the maximum extent necessary to be in compliance with Code Section 409A’s rules. If the Employee is unexpectedly required to include in the Employee’s current year’s income any amount of compensation relating to the Restricted Stock Units because of a failure to meet the requirements of Code Section 409A, then to the extent permitted by Code Section 409A, the Employee may receive a distribution of Shares or cash in an amount not to exceed the amount required to be included in income as a result of the failure to comply with Code Section 409A.

Huntington Bancshares Incorporated Consolidated May 2012 Stock Grant Agreement

PERFORMANCE SHARE UNIT GRANT AGREEMENT

THIS PERFORMANCE SHARE UNIT GRANT AGREEMENT (this “Agreement”) is made as of the date in the box above labeled “Date of Grant” by Huntington Bancshares Incorporated, a Maryland corporation and its subsidiaries (the “Company”), and is hereby communicated to the employee named in the box above (the “Employee”). Undefined capitalized terms used in this Agreement shall have the meanings set forth in the Company’s 2012 Long-Term Incentive Plan as may be amended from time to time (the “Plan”).

WHEREAS, the Company maintains the Plan.

WHEREAS, pursuant to Article 8 of the Plan, the Committee may grant awards of performance based Restricted Stock Units (“Performance Share Units” or “PSUs”) to employees, and have such grants settled in shares of the Company’s common stock, without par value (“Shares”).

WHEREAS, the Company desires to compensate the Employee with a grant of Performance Share Units for the Employee’s future services to the Company.

NOW, THEREFORE, in consideration of the premises, the Company grants the Employee an Award of Performance Share Units under the following terms and conditions:

1. Grant of Performance Share Units.

The Company, by authority of the Committee, hereby grants to the Employee a target Award of the number of Performance Share Units identified above (the “Grant”), which may be increased or decreased depending on attainment of the Qualifying Performance Criteria identified in this Agreement (the “Performance Goals”) to be issued in accordance with all of the terms and conditions set forth in this Agreement and the Plan. The Performance Share Units will be a bookkeeping entry (the “PSU Account”), and each Performance Share Unit shall be equivalent to one Share. All terms and conditions set forth in the Plan are deemed to be incorporated herein in their entirety.

2. Employee Accounts.

The number of Performance Share Units granted pursuant to this Agreement shall be credited to the Employee’s PSU Account. Each PSU Account shall be maintained on the books of the Company until full payment of the balance thereof has been made to the Employee (or the Employee’s beneficiaries if the Employee is deceased) in accordance with Section 1 above. No funds shall be set aside or earmarked for any PSU Account, which shall be purely a bookkeeping device.

Huntington Bancshares Incorporated Consolidated May 2012 Stock Grant Agreement

3. Period of Restriction and Vesting Provisions.

(a) The Period of Restriction is the period beginning on January 1, 2012, and ending on December 31, 2014.

(b) Except as provided in this Agreement, the Employee’s Performance Share Units will vest only upon the Employee’s continued employment through the date that such Performance Share Units are paid after the expiration of the Period of Restriction, provided that the Committee certifies the Performance Goals for the Period of Restriction have been achieved as set forth in Appendix A, attached to this Agreement. Appendix A shall set forth the applicable Performance Goals and a “Threshold,” “Target,” and “Maximum” performance targets and payout percentages. If the Performance Goals are achieved at a level that is below Threshold, the number of Performance Share Units to be paid will be 0. If the Performance Goals are achieved at a level that is equal to Threshold, the amount of Performance Share Units to be paid will be 50% of the Performance Share Units under this Grant. If the Performance Goals are achieved at a level that is equal to Target, the amount of Performance Share Units to be paid will be 100% of the Performance Share Units under this Grant. If the Performance Goals are achieved at a level that is equal to Maximum, the Performance Share Units to be paid will be 200% of the Performance Share Units under this Grant. If the Performance Goals are achieved at a level that either is between Threshold and Target, or between Target and Maximum, the amount of Performance Share Units that will be paid will be equal to an amount that is linearly interpolated between the applicable payout percentages. Linear interpolation means that an increase in a goal above one specified level but below another level will result in a similar incremental increase in the payout percentage. For purposes of determining whether the Performance Goals have been achieved, all Extraordinary Events under the Plan shall be excluded from the calculations.

(c) Notwithstanding any provision to the contrary, if, on or after the date that is six months after the Date of Grant (November 1, 2012), and before the date that Performance Share Units are paid, (1) the Employee’s employment or service with the Company terminates due to Retirement, Disability, or death, or (2) the Company terminates the Employee without Cause (as defined in Article 2.5 of the Plan), the Employee shall vest in a prorated number of Shares (with any fractional Shares rounded up to the next whole number) equal to the number of Performance Share Units that otherwise would have vested at the end of the Period of Restriction based on the achievement Performance Goals times a fraction. The numerator of the fraction shall be the number, which in no event shall be greater than 36, of all full and partial months (with partial months being counted as full months) that passed beginning with January 1, 2012, and ending with the month in which the Employee’s termination occurred. The denominator of the fraction shall be 36.

Huntington Bancshares Incorporated Consolidated May 2012 Stock Grant Agreement

4. Forfeiture Provisions.

(a) If, before the date that the Company pays the Performance Share Units, the Employee’s employment or service with the Company is terminated for any reason other than specified in Section 3(c) of this Agreement, all of the Employee’s PSUs and any cash dividends shall be forfeited.

(b) Notwithstanding any provision of this Agreement to the contrary, if the Company is required to restate any of its financial statements because of a material financial reporting violation, the Company shall recover the amount of the Grant in excess of what the Grant would have been under the Company’s restated financial statements, or such other amount required under the Dodd-Frank Wall Street Reform and Consumer Protection Act and any guidance thereunder (the “Dodd-Frank Act”). The Company may recover this amount from any current or former Employee who received a payment under this Plan during the three-year period preceding the date on which the restatement is required, or from any other individual specified in the Dodd-Frank Act. In addition, if the Committee determines that the Employee (1) took unnecessary or excessive risk, (2) manipulated earnings, or (3) engaged in any misconduct described in the Huntington Bancshares Incorporated Recoupment Policy (the “Recoupment Policy”), the Committee may cause the Employee to forfeit all unvested PSUs and require repayment of any amount previously paid under this Agreement in accordance with the terms of the Recoupment Policy, any other applicable policy of the Company, and any other applicable laws and regulations.

(c) This PSU grant is subject to acceptance of all the terms, conditions and limitations of the Plan. The Plan may be amended from time to time, including but not limited to provisions on tax withholding and forfeiture. This PSU grant is subject to such rules and regulations that the Compensation Committee may adopt for administration of the Plan, and to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

5. Change in Control.

Notwithstanding any provision to the contrary, upon the occurrence of a Change in Control, that occurs on or after the date that is six months after the Date of Grant (November 1, 2012), the Employee shall vest in a prorated number of Shares (with any fractional Shares rounded up to the next whole number) equal to the number of Performance Share Units that otherwise would have vested at the end of the Period of Restriction based on the achievement Performance Goals determined as of the last day of the quarter before the consummation of the Change in Control times a fraction. The numerator of the fraction shall be the number, which in no event shall be greater than 36, of all full and partial months (with partial months being counted as full months) that passed beginning with January 1, 2012, and ending with the month in which the Employee’s termination occurred. The denominator of the fraction shall be 36.

Huntington Bancshares Incorporated Consolidated May 2012 Stock Grant Agreement

6. Issuance of Stock.

The Company, or its transfer agent, will convert the Performance Share Units in the Employee’s PSU Account into Shares and deliver the total number of Shares due to the Employee within 60 days after the date the Performance Share Units vest or as soon as administratively possible after such date (but in no event later than December 31st of the year after the year in which the Period of Restriction expired), except as otherwise provided in Section 14 below. However, notwithstanding any provision to the contrary, if, in the reasonable determination of the Company, an Employee is a “specified employee” for purposes of Section 409A of the Internal Revenue Code of 1986, as amended, and the guidance promulgated thereunder (“Code Section 409A”), then, if necessary to avoid the imposition on the Employee of excise tax and interest under Code Section 409A, the Company shall not deliver the Shares otherwise payable upon the Employee’s termination and separation of service until the date that is 30 days after 6 months following the Employee’s termination and separation of service from the Company. The delivery of the Shares shall be subject to payment of the applicable withholding tax liability as set forth in Section 8. If the Employee dies before the Company has distributed any portion of the vested Performance Share Units, the Company will transfer any Shares payable with respect to the vested Performance Share Units in accordance with the Employee’s written beneficiary designation or to the Employee’s estate if no written beneficiary designation is provided. If the Employee did not have a will, any Shares payable with respect to the vested Performance Share Units will be distributed in accordance with the laws of descent and distribution.

7. Election to Defer Receipt of Shares. The Employee may defer the receipt of Shares relating to the PSUs beyond the vesting date under the rules and procedures established by the Company under the Huntington Bancshares Incorporated Executive Deferred Compensation Plan, or any successor thereto (the “Deferred Compensation Plan”). The Employee’s election to defer receipt of such Shares shall be made on a form provided by the Company, which shall specify the amount of Shares to be deferred and the distribution date for such Shares. The Employee may elect to defer receipt of such Shares until the earlier of: (i) the date of the Employee’s Separation from Service, (ii) the date of the Employee’s Retirement, or (iii) the Employee’s specified date of payment. Elections to defer will become irrevocable in accordance with the terms of the Deferred Compensation Plan and with Code Section 409A. Notwithstanding anything to the contrary in this Agreement, Shares will not be issued and the Employee shall have no voting rights of a stockholder in the Company to the extent that the Employee has elected to defer the issuance and receipt of such Shares; provided, however, that the Employee shall continue to receive dividend equivalent credits during the period of deferral credited to the PSU Account at such times as provided in this Agreement. Any deferral election made with respect to such Shares must be made no later than the date that is six months before the expiration of the Period of Restriction.

8. Withholding Taxes.

The Company shall have the power and the right to deduct or withhold, or require the Employee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Agreement.

Huntington Bancshares Incorporated Consolidated May 2012 Stock Grant Agreement

9. Non-transferability of Grant.

During any Period(s) of Restriction, the Employee shall have no right to transfer, sell, pledge, assign, or hypothecate, other than by will or the laws of descent and distribution, any rights with respect to the Employee’s Award of PSUs. No PSU shall be subject to execution, attachment, or similar process.

10. Employee’s Rights Unsecured.

The right of the Employee or his or her beneficiary to receive a distribution hereunder shall be an unsecured claim against the general assets of the Company, and neither the Employee nor his or her beneficiary shall have any rights in or against any amounts credited to the Employee’s PSU Account or any other specific assets of the Company. All amounts credited to the Employee’s PSU Account shall constitute general assets of the Company and may be disposed of by the Company at such time and for such purposes, as it may deem appropriate.

11. No Voting Rights as Stockholder.

Until the Performance Share Units have vested and Shares have been issued, Employee shall not have any voting rights as a stockholder of the Company with respect to the Performance Share Units.

12. Dividends.

To the extent that cash dividends are paid on Shares after the Date of Grant and before the date the Employee receives the Shares subject to this Grant, the Employee shall receive credits of cash in a dividend bookkeeping account (the “Dividend Account”). Such cash credits shall be equal in value (based on the reported dividend rate on the date dividends were paid) to the amount of dividends paid on the Shares represented by the Performance Share Units in the Employee’s PSU Account on the date that Performance Share Units are paid. The Employee shall vest in the cash in the Dividend Account in accordance with Section 3 of the Agreement in the same manner that the Employee vests in the Performance Share Units held in the PSU Account. On the date that the Employee receives a distribution of Shares from the PSU Account (provided that such date is at least six months after the Date of Grant), the Employee shall also receive a distribution of the cash in the Dividend Account.

13. Capital Adjustment Provisions.

In the event of a stock split, stock dividend, spin off, merger, or other event described in Section 4.3 of the Plan, the number of Performance Share Units in the Employee’s PSU Account shall be adjusted in accordance with the provisions of Section 4.3 of the Plan.

Huntington Bancshares Incorporated Consolidated May 2012 Stock Grant Agreement

14. Securities Law Compliance.

The delivery of all or any of the Shares shall only be effective at such time that the issuance of such Shares will not violate any state or federal securities or other laws. The Company is under no obligation to effect any registration of Shares under the Securities Act of 1933 or to effect any state registration or qualification of the Shares. The Company may, in its sole discretion, delay the delivery of the Shares or place restrictive legends on such Shares in order to ensure that the issuance of any Shares will be in compliance with federal or state securities laws and the rules of the NASDAQ Global Select or any other exchange upon which the Company’s common stock is traded. If the Company delays the delivery of the Shares in order to ensure compliance with any state or federal securities or other laws, the Company shall deliver the Shares at the earliest date at which the Company reasonably believes that such delivery will not cause such violation, or at such other date that may be permitted under Code Section 409A.

15. Plan Governs.

The Grant is made under the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern. A copy of the Plan is available upon request by contacting the Human Resources Department at the Company’s executive offices.

16. No Right to Continued Employment.

The Employee understands and agrees that this Agreement does not impact in any way the right of the Company to terminate or change the terms of the employment of Employee at any time for any reason whatsoever, with or without Cause, nor confer upon any right to continue in the employ of the Company.

17. Addresses for Notices.

Any notice to be given to the Company under the terms of this Agreement shall be addressed to the Company, in care of the Compensation Director, at Huntington Bancshares Incorporated, Huntington Center, HC0318, 41 S. High Street, Columbus, Ohio 43287, or at such other address as the Company may hereafter designate in writing. Any notice to be given to the Employee shall be addressed to the Employee at the address maintained on the books and records of the Company.

18. Captions.

Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Notice.

Huntington Bancshares Incorporated Consolidated May 2012 Stock Grant Agreement

19. Notice Severable.

In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

20. Expenses.

Costs of administration of the terms and conditions of this Agreement will be paid by the Company.

21. Governing Law / Compliance with Applicable Law.

The terms and conditions of this Agreement shall be governed by the laws of the State of Ohio, except to the extent preempted by federal law.

22. Entire Notice; Amendment; Code Section 409A Provisions.

This Agreement and the Plan contain the terms and conditions with respect to the subject matter hereof and supersede any previous agreements, written or oral, relating to the subject matter hereof. This Agreement shall be interpreted in accordance with Code Section 409A. This Agreement shall be deemed to be modified to the maximum extent necessary to be in compliance with Code Section 409A’s rules. If the Employee is unexpectedly required to include in the Employee’s current year’s income any amount of compensation relating to the Performance Share Units because of a failure to meet the requirements of Code Section 409A, then to the extent permitted by Code Section 409A, the Employee may receive a distribution of Shares or cash in an amount not to exceed the amount required to be included in income as a result of the failure to comply with Code Section 409A.

NON-SOLICITATION PROVISION

After review of this agreement, the Employee will be required to accept the terms and conditions of the grants by signing the last page of this agreement to acknowledge acceptance of the terms and conditions herein. If this agreement is not accepted by July 31, 2012, then the grants will be subject to forfeiture.

By accepting this Agreement and the grants listed herein, the Employee agrees that he/she will not, during his or her employment with Huntington and for a period of one year after such employment ceases, either voluntarily or involuntary for any reason:

1.	Solicit, encourage, or induce, either directly or indirectly, any person employed by the Company for employment with, or to provide services to, any other entity that does business in securities, commodities, financial futures, insurance, banking, financial planning, tax-advantaged investments or any other line of business in which the Company is engaged; or

Huntington Bancshares Incorporated Consolidated May 2012 Stock Grant Agreement

2.	Contact, either directly or indirectly, any customer of the Company for whom the Employee performed any services or had any direct or indirect business contact for the purpose of soliciting, influencing, enticing, attempting to divert, or inducing any such customers to obtain any product or service offered by the Company from any person or entity other than the Company; or

3.	Contact, either directly or indirectly, any customer or prospective customer of the Company whose identity or other customer specific information the Employee obtained or gained access to as an employee of Company for the purpose of soliciting, influencing, enticing, attempting to divert, or inducing any such customers or prospective customers to obtain any product or service provided by the Company from any person or entity other than the Company; or

4.	Use proprietary information to solicit, influence, entice, attempt to divert, or induce any customer or prospective customer of the Company to terminate or reduce any business relationship with the Company or to obtain any product or service provided by the Company from any person or entity other than the Company. Proprietary information includes customer or prospective customer information, including names, addresses, telephone numbers, email addresses or other identifying or contact information, account or transactional information, and other personal, business or financial information, and also includes information concerning the Company’s business plans and methods, market strategies, products and services, technology and computer systems, business techniques and processes, policies, procedures and training materials.

Notwithstanding the foregoing non-solicitation provisions of this Agreement, if Employee separates employment within one year following a Change in Control that is not pursuant to a transaction approved by the Huntington Bancshares Incorporated Board of Directors, then Employee’s obligations will cease as of the date of his or her employment termination.

The Company will not have any further obligations to the Employee under this Agreement if the Employee’s grant is forfeited as provided herein.

I hereby accept the terms and conditions outlined for the stock grant herein.

Signature	Date

Stephen D. Steinour	May 1, 2012
Chairman, President, and Chief Executive Officer	Date

**Please return signed original agreement to Joan Snyder at HC0318 by July 31, 2012.**